Exhibit 10.14

IT SERVICES AGREEMENT

This IT Services Agreement (the “Agreement”) is entered into as of 1 January 2024 between Braiven Co. Ltd (“Service Provider”) and Agroz Group Sdn Bhd (“Client”).

1. SERVICES

Service Provider shall provide the following information technology services:

1.1 AI Platform and Copilot Testing Services

- Testing and evaluation of AI platforms and copilot implementations

- Performance monitoring and optimization

- Integration testing and validation

- Documentation of test results and recommendations

2. COMPENSATION AND PAYMENT

2.1 Client shall pay Service Provider a monthly fee of Nine Thousand United States Dollars (USD 9,000).

2.2 Payments shall be made monthly in advance, due within thirty (30) days of invoice date.

2.3 Service Provider may adjust fees annually with sixty (60) days written notice to Client.

3. TERM AND TERMINATION

3.1 This Agreement shall commence on 8 January 2024 and continue for an initial term of twelve (12) months.

3.2 Following the initial term, this Agreement shall automatically renew for successive twelve (12) month periods unless terminated by either party.

3.3 Either party may terminate this Agreement by providing sixty (60) days written notice prior to the end of the current term.

3.4 Either party may terminate this Agreement immediately upon material breach by the other party that remains uncured for thirty (30) days after written notice.

4. OBLIGATIONS

4.1 Service Provider shall:

- Maintain qualified personnel to perform the Services

- Follow industry best practices and security standards

- Maintain confidentiality of Client’s data and systems

- Provide regular service reports and performance metrics

- Respond to service requests within agreed timeframes

- Maintain necessary certifications and qualifications

4.2 Client shall:

- Provide necessary access and information

- Pay fees in accordance with Section 2

- Designate a primary contact person

- Provide timely notifications of service issues

- Maintain necessary software licenses

5. GENERAL PROVISIONS

5.1 This Agreement represents the entire understanding between the parties.

5.2 Any modifications must be in writing and signed by both parties.

5.3 This Agreement shall be governed by the laws of [JURISDICTION].

5.4 Neither party may assign this Agreement without the written consent of the other party.

5.5 The relationship between the parties is that of independent contractors.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Agroz Group Sdn Bhd		Braiven Co.Ltd

/s/ Gerard Lim Kim Meng		/s/ Anaran Lee
Name:	Gerard Lim Kim Meng	Name:	Anaran Lee
Title:	Director and CEO	Title:	General Manager

Date:		Date: 1 January 2024

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